UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 West Warner Road, Suite 132 Tempe, AZ	85284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 556-5555

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2008, Renegy Holdings, Inc. (the “Registrant”) announced that Hugh Smith, age 50, was appointed as Chief Operating Officer. The anticipated start date of Mr. Smith’s employment with the Registrant is March 4, 2008. Prior to joining the Registrant, Mr. Smith was senior vice president of generation and development for EnergyCo LLC where he was responsible for operations, strategic assessment of new assets, and developing policies and procedures associated with the startup of a non-regulated energy company. From 2004 to July 2007, Mr. Smith served as senior vice president of energy resources at PNM Resources during which time he led operations of the company’s power generation fleet consisting of over 2,500 megawatts of coal, nuclear, gas-fired and renewable assets. From 1979 to 2003, he held positions of increasing responsibility at Tampa Electric Company, most recently as vice president of supply and trading services. Mr. Smith previously chaired the United Way Community Investment Council and served on the Board of Directors for the United Way of Central New Mexico and for the All Faiths Receiving Home. Mr. Smith graduated with a Bachelor’s degree from the University of Florida.

Mr. Smith’s employment arrangement with the Registrant as accepted on February 19, 2008 provides for an annualized base salary of $350,000. Mr. Smith will be eligible for annual cash and equity target bonuses equal to 50% and 75%, respectively, of his base salary. Mr. Smith also will receive a signing bonus of $100,000, payable at $10,000 per month during the first 10 months of employment. Mr. Smith also will receive a relocation allowance of $75,000, and $50,000 plus up to 15 months of Mr. Smith’s monthly mortgage payments (not to exceed $45,000) upon the sale of his residence in Albuquerque, New Mexico. In addition, Mr. Smith will receive an option to acquire 100,000 shares of the Registrant’s common stock on the date of the commencement of his employment which will vest ratably over a 48 month period. Mr. Smith’s employment arrangement also provides that he will receive severance equal to one year’s salary if he is terminated without good cause and two year’s salary if he is terminated without good cause in the event of a change in control.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by the Registrant on February 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.

By:	/s/ Robert W. Zack
Robert W. Zack Executive Vice President and Chief Financial Officer

Date: February 26, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Registrant on February 26, 2008

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